Barclays 26th Annual Global Healthcare Conference Dr. Maky Zanganeh Bob Duggan CEO & President Chairman & CEO

Forward Looking Statement Ivonescimab is an investigational therapy that is not approved by any regulatory authority. It is currently being investigated in Phase III clinical studies. 2 Summit Proprietary Information - Do Not Copy, Photograph or Distribute Barclays 26th Annual Global Healthcare Conference, March 2024 Any statements in this presentation about the Company’s future expectations, plans and prospects, including but not limited to, statements about the clinical and preclinical development of the Company’s product candidates, entry into and actions related to the Company’s partnership with Akeso Inc., the Company's anticipated spending and cash runway, the therapeutic potential of the Company’s product candidates, the potential commercialization of the Company’s product candidates, the timing of initiation, completion and availability of data from clinical trials, the potential submission of applications for marketing approvals, potential acquisitions, and other statements containing the words "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "should," "target," "would," and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the results of our evaluation of the underlying data in connection with the development and commercialization activities for ivonescimab, the outcome of discussions with regulatory authorities, including the Food and Drug Administration, the uncertainties inherent in the initiation of future clinical trials, availability and timing of data from ongoing and future clinical trials, the results of such trials, and their success, and global public health crises that may affect timing and status of our clinical trials and operations, whether preliminary results from a clinical trial will be predictive of the final results of that trial or whether results of early clinical trials or preclinical studies will be indicative of the results of later clinical trials, whether business development opportunities to expand the Company’s pipeline of drug candidates, including without limitation, through potential acquisitions of, and/or collaborations with, other entities occur, expectations for regulatory approvals, laws and regulations affecting government contracts and funding awards, availability of funding sufficient for the Company’s foreseeable and unforeseeable operating expenses and capital expenditure requirements and other factors discussed in the "Risk Factors" section of filings that the Company makes with the Securities and Exchange Commission. Any change to our ongoing trials could cause delays, affect our future expenses, and add uncertainty to our commercialization efforts, as well as to affect the likelihood of the successful completion of clinical development of ivonescimab. Accordingly, the audience should not place undue reliance on forward-looking statements or information. In addition, any forward-looking statements included in this presentation represent the Company’s views only as of the date of this presentation and should not be relied upon as representing the Company’s views as of any subsequent date. The Company specifically disclaims any obligation to update any forward-looking statements included in this presentation.

Summit Therapeutics

MISSION

…Improve quality of life, increase potential duration of life, and resolve serious medical healthcare needs…

LEADERSHIP

Unmatched high-speed execution, proven track record

FOCUSED ON PATIENTS FIRST

Lead Compound: Ivonescimab

Only Phase III PD-1/VEGF Bispecific Antibody in Summit's License Territories*



2024 Focus

Execute on Phase III clinical trials
Expand clinical development plan

Company Details

Focus	ONCOLOGY
Partnership	Akeso Inc.
Summit License Territories	United States, Canada, Europe, Japan
Chief Executive Officers	Bob Duggan Chairman & CEO Dr. Maky Zanganeh CEO & President
NASDAQ	SMMT
Market Cap	$3.1B†
Cash	$186M**
Employees	110+†
Offices	Miami, FL Menlo Park, CA Oxford, UK

Ivonescimab is an investigational therapy that is not approved by any regulatory authority. It is currently being investigated in Phase III clinical studies.

**As of December 31, 2023; †As of March 8, 2024

*There are no known PD-1-based bispecific antibodies approved by the U.S. Food and Drug Administration ("FDA") or the European Medicines Agency ("EMA").

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Barclays 26th Annual Global Healthcare Conference, March 2024

Partnership with An Aligned Mission

Bringing ivonescimab to patients around the world

Akesobio

LEADING BIOPHARMA COMPANY IN CHINA

Michelle Xia, Ph.D.
Co-Founder, Chairwoman, President and CEO

Over 2,800 Employees

End-to-End In-House Capabilities

INNOVATOR[1,2]

World's first marketed PD-1 bispecific (cadonilimab)[3]

3 commercial drugs in China

120+ worldwide clinical trials*

30+ drug candidates

19 clinical-stage candidates

6+ bispecific antibodies



Summit is actively recruiting two Phase III NSCLC clinical trials

HARMONi

HARMONi-3

Globally, 1,600+ patients treated with ivonescimab across all trials to date

1.Akeso Press Release (2022-12-06), 2. Akeso website accessed on 12.1.23, 3. https://scrip.citeline.com/SC146649/China-Approves-Worlds-First-Bispecific-IO-Drug-Amid-PD-1L1-Glut. Accessed 1.4.24.
*Including ISTs with Akeso products. NSCLC: Non-small Cell Lung Cancer
Ivonescimab is an investigational therapy that is not approved by any regulatory authority.
It is currently being investigated in Phase III clinical studies.

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Barclays 26th Annual Global Healthcare Conference, March 2024

Shaping the Path to Become a Commercial Entity

Q1 2023
- Akesobio — Partnership Consummated
- FDA — Multiple Meetings
- Raised $500M

Q2 2023
- HARMONi — First Patient In
- ASCO — NSCLC Phase II Data (Poster)

Q3 2023
- THE LANCET — Phase II Data (Article)
- EORTC-NCI-AACR — MOA (Poster)
- SITC — MOA (Poster)

Q4 2023
- HARMONi-3 — First Patient In
- Accepted IST Proposals (ivonescimab)

Ivonescimab is an investigational therapy that is not approved by any regulatory authority.
It is currently being investigated in Phase III clinical studies.

SITC: Society for Immunotherapy of Cancer; MOA: Mechanism of Action; ASCO: American Society of Clinical Oncology; NSCLC: Non-small Cell Lung Cancer; EORTC: European Organisation for Research and Treatment of Cancer; NCI: National Cancer Institute; AACR: American Association for Cancer Research; IST: Investigator Sponsored Trials

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Summit therapeutics

Ivonescimab: Mechanism of Action

Ivonescimab

Designed to Potentially Improve the Balance of Anti-tumor Activity & Safety[1,2]

Anti-VEGF


Linkers

Anti-PD-1

First-in-Class* PD-1/VEGF

Brings two validated oncologic mechanisms into ONE novel tetravalent molecule[3,4,5]

Cooperative Binding

Simultaneous blocking of PD-1 & VEGF[1,3,6]

Increased:
Avidity in TME[7]
Activity of T Cells[7,8]
(in vitro)

Potential to Steer to Tumor vs. Healthy Tissue

Where there are higher levels of PD-1 & VEGF[1,2,7,8]

Only Phase III PD-1/VEGF Bispecific

In clinical development in North America, Europe and Japan*

*There are no known PD-1-based bispecific antibodies approved by the U.S. Food and Drug Administration ("FDA") or the European Medicines Agency ("EMA").

Ivonescimab is an investigational therapy that is not approved by any regulatory authority. Ivonescimab is currently being investigated in Phase III clinical studies.

1. Zhao Y, et al. eClinicalMedicine. 2023; 3(62): 102106. **2.** Zhou C, et al. J Clin Oncol. 2022;40:16_suppl, 9040. **3.** Manegold C, et al. J Thorac Oncol 2017;12(2):194-207 **4.** Pardoll, D. Nat Rev Cancer 2012;12(4):252-64 **5.** Tamura R, et al. Med Oncol 2020;37(1):2 **6.** Data on File. [14, 15] Summit Therapeutics Inc. **7.** Zhong T, et al. AACR-NCI-EORTC International Conference 2023.Poster #B123, Abstract #35333, Boston, MA, USA, **8.** Zhong T, et al. JITC 2022;10(2):521

TME: Tumor Microenvironment

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Barclays 26th Annual Global Healthcare Conference, March 2024

Ivonescimab

Cooperative Binding

Greater Than the Sum of Its Parts



Simultaneous blocking of PD-1 & VEGF[1,2,3]

Increased Avidity in TME

VEGF increases affinity to **PD-1 by >18X[4]**
PD-1 increases affinity to **VEGF by >4X[4]**
(*in vitro*)

Enhanced Activity of T Cells

VEGF dimer leads to potential interconnection of ivonescimab molecules, which may increase activity of T cells[4,5]



Anti PD-1
T Cell
Tumor Cell
Anti-VEGF
Anti-Angiogenesis

VEGF Dimer
PD-1 Receptor in T Cell

1. Zhao Y. et al., eClinicalMedicine. 2023; 3(62): 102106.,; 2. Manegold C, et al. J Thorac Oncol 2017;12(2):194-207 ; 3. Data on File. [14, 15] Summit Therapeutics Inc.;
4. Zhong T, et al. AACR-NCI-EORTC International Conference 2023.Poster #B123,Abstract #35333, Boston, MA, USA,; 5. Zhong T, et al. JITC 2022;10(2):521.

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Ivonescimab is an investigational therapy that is not approved by any regulatory authority.
Ivonescimab is currently being investigated in Phase III clinical studies

Summit therapeutics

Ivonescimab Global Oncology Clinical Trials

Summit therapeutics

Trial	Indication	Histology/Population	Regimen	Phase III
★ HARMONi	NSCLC	**EGFRm+** 2L+ Advanced or Metastatic	Combo ivonescimab + chemo vs. placebo + chemo	
★ HARMONi-3	NSCLC	**Squamous** 1L Metastatic	Combo ivonescimab + chemo vs. pembro + chemo	

Akesobio

Indication	Regimen	Phase I	Phase II	Phase III
★ NSCLC: 2L EGFRm+	Randomized: Combo (chemo) vs. chemo			
NSCLC: 1L PD-L1 TPS>1%	Randomized: Monotherapy vs. pembro (PD-1)			
NSCLC: 1L Squamous	Randomized: Combo (chemo) vs. tislelizumab (PD-1) + chemo			
★ NSCLC: 1L Squamous	Randomized: Combo (chemo) vs. pembro (PD-1) + chemo			
Advanced Solid Tumors	Monotherapy			
NSCLC	Combo (chemo)			
NSCLC	Monotherapy			
GYN Tumors	Monotherapy			
Ovarian Cancer	Combination (PARPi)			
NSCLC	Monotherapy & Combo (chemo)			
CRC	Combo (CD47 + chemo)			
HCC	Monotherapy			
NSCLC	Combo (PD-1 / CTLA-4 bsAb + chemo)			
HNSCC	Combo (CD47)			
Advanced Solid Tumors**	Combo (CD47, CD47 + chemo, chemo)			
TNBC	Comb (chemo, CD47 + chemo)			
NSCLC	Combo (CD73 + chemo)			
Advanced Solid Tumors	Monotherapy			
ES-SCLC	Combo (chemo)			

These ivonescimab clinical trials are being conducted in China and/or Australia and are fully sponsored and managed by Akeso.

1,600+ Patients Treated with Ivonescimab

19 Clinical Trials
4 Phase III
13 Phase II
2 Phase I

7 Dedicated Trials Outside NSCLC

NSCLC: Non-Small-cell Lung Cancer, EGFRm+: Epidermal Growth Factor Receptor mutant positives, Combo: Combination, Chemo: Chemotherapy, pembro: pembrolizumab, CRC: Colorectal Cancer, HCC: Hepatocellular Carcinoma, HNSCC: Head & Neck Squamous Cell Carcinoma, BTC: Biliary Tract Cancer, TNBC: Triple Negative Breast Cancer, ES-SCLC: Extensive Stage Small Cell Lung Cancer, PD-1: Programmed Cell Death Protein 1, PARPi: poly(ADP-ribose) polymerase inhibitors **Includes Gastric, BTC, Pancreatic, NSCLC

Ivonescimab is an investigational therapy that is not approved by any regulatory authority. It is currently being investigated in Phase III clinical studies.

★ Same Subset Patient Population
★ Same Subset Patient Population

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Ivonescimab Clinical Data

1L Adv/Metastatic Squamous NSCLC[1,2,3]

Phase II Ivonescimab + Chemo

Median follow up 21.0 months (DCO:10/10/2023)



Best Change in Sum of Diameters from Baseline (%)
60
40
20
0
-20
-40
-60
-80
-100
Squamous (n=60)
+20%
-30%

*includes subjects with at least one post-baseline tumor assessment

Percent Changes from Baseline in Target Lesions

Sum of Diameters (N=60)

Presentation exclusively for purposes of evaluating the landscape for ivonescimab

AK112-201 includes 10 mg/kg dosing (16%) and 20 mg/kg dosing (84%) of ivonescimab

	AK112-201 Cohort 1: Squamous only; ivonescimab + chemo Phase II, N=63
ORR†	67%
DCR†	95%
mDOR†	12.8m
mPFS [95% CI]	11.1m [9.5 – 16.3]

Established Standard of Care

	KEYNOTE-407 China Extension[4] pembrolizumab + chemo; randomized Phase III, N=65	KEYNOTE-407 Global[5] pembrolizumab + chemo; randomized Phase III, N=278
ORR†	80%	63%
DCR†	91%	86%
mDOR	7.1m	8.8m
mPFS [95% CI]	8.3m [6.2 – 10.5]	8.0m [6.3 – 8.4]

† Includes subjects with at least one post-baseline tumor assessment, ORR based on confirmed BOR; N=60 evaluable for response

ORR: Overall Response Rate, DCR: Disease Control Rate; mDOR: median Duration of Response, mPFS: median Progression Free Survival, DCO: data cutoff, NSCLC: Non-small Cell Lung Cancer, 1L: First Line, CI: Confidence Interval, SQ: Squamous, mFU: median follow-up, chemo: chemotherapy, m: month

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Barclays 26th Annual Global Healthcare Conference, March 2024

Ivonescimab is an investigational therapy that is not approved by any regulatory authority. It is currently being investigated in Phase III clinical studies. Data generated and analyzed by Akeso.

1. Zhang L, et al., ASCO 2023 poster #9087
2. Akeso Press Release, January 7, 2024
3. Data on File 8. Summit Therapeutics Inc.
4. Cheng et. al. *JTO Clin Res Rep* (2021)
5. Paz-Ares, et. al. *Journal of Thoracic Onc* (2020)

Summit therapeutics

1L Adv/Metastatic Squamous NSCLC[1,2,3]

Phase II Ivonescimab + Chemo

Median follow up 21.0 months (DCO:10/10/2023)



Probability of Overall Survival (%)
00
80
60
40
20
0
Total
50%
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30
Time (Month)

Presentation exclusively for purposes of evaluating the landscape for ivonescimab

AK112-201 includes 10 mg/kg dosing (16%) and 20 mg/kg dosing (84%) of ivonescimab

	AK112-201 Cohort 1: Squamous only ivonescimab + chemo Phase II, N=63
mOS	Not Reached [22.5 – NE]
12m OS	85.6%
24m OS	64.8%

Established Standard of Care

	KEYNOTE-407 China Extension[4] pembrolizumab + chemo; randomized Phase III, N=65	KEYNOTE-407 Global[5] pembrolizumab + chemo; randomized Phase III, N=278
mOS	30.1m [18.2 – NR]	17.2m [14.4 – 19.7)
12m OS	78.5%	64.7%
24m OS	56.9%	36.0%

OS: overall survival, DCO: data cutoff NSCLC: Non-small Cell Lung Cancer, 1L: First Line, CI: Confidence Interval, SQ: Squamous, pembro: pembrolizumab, chemo: chemotherapy, NE: Not Established, NR Not Reached, TRAEs: Treatment Related Adverse Events

Ivonescimab is an investigational therapy that is not approved by any regulatory authority. It is currently being investigated in Phase III clinical studies. Data generated and analyzed by Akeso.

1. Zhang L, et al., ASCO 2023 poster #9087
2. Akeso Press Release, January 7, 2024
3. Data on File 8. Summit Therapeutics Inc.
4. Cheng, et. al. *JTO Clin Res Rep* (2021)
5. Novello, *et. al. J Clin Oncol* 41, no. 11 (2023)

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2L+ EGFR-TKI Progressors[1,2,3]

Phase II Ivonescimab + Chemo

Median follow up 25.8 months (DCO:10/10/2023)



Best Change in Sum of Diameters from Baseline (%)
60
40
20
0
-20
-40
-60
-80
-100
+20%
-30%

Percent Changes from Baseline in Target Lesions Sum of Diameters
Full Analysis Set (N=19)

Presentation exclusively for purposes of evaluating the landscape for ivonescimab

AK112-201 includes 10 mg/kg dosing (53%) and 20 mg/kg dosing (47%) of ivonescimab

	AK112-201 Cohort 2 (EGFR+) ivonescimab + chemo Phase II, N=19
ORR† [95% CI]	68.4% [43 – 87]
mDOR†	8.7m
mPFS [95% CI]	8.5m [5.5 – 13.3]

Relevant Phase III Studies Not Currently Approved in this Setting

	MARIPOSA-2[4] amivantamab + chemo; randomized Phase III, N=131	KEYNOTE-789[5] pembrolizumab + chemo; randomized Phase III, N=245	KEYNOTE-789[5] placebo + chemo; randomized Phase III, N=247
ORR† [95% CI]	64.1% [55 – 72]	29.0% [23 – 35]	27.1% [22 – 33]
mDOR	6.9m	6.3m	5.6m
mPFS [95% CI]	6.3m [5.6 – 8.4]	5.6m [5.5 – 5.8]	5.5m [5.4 – 5.6]

† Includes subjects with at least one post-baseline tumor assessment, ORR based on confirmed BOR

ORR: Overall Response Rate, mDOR: median Duration of Response, mPFS: median Progression Free Survival, DCO: data cutoff, NSCLC: Non-small Cell Lung Cancer, 1L: First Line, CI: Confidence Interval, chemo: chemotherapy, m: month

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Barclays 26th Annual Global Healthcare Conference, March 2024

Ivonescimab is an investigational therapy that is not approved by any regulatory authority.
It is currently being investigated in Phase III clinical studies.
Data generated and analyzed by Akeso.

1. Akeso Press Release, January 7, 2024
2. Data on File 9. Summit Therapeutics Inc.
3. Zhang L, et al., ASCO 2023 poster #9087
4. Passaro A, et al. *Ann Onc.* 2023.
5. Yang, Oral LBA9000, ASCO 2023

Summit therapeutics

2L+ EGFR-TKI Progressors[1,2,3]

Phase II Ivonescimab + Chemo

Median follow up 25.8 months (DCO:10/10/2023)



Total
50%
Probability of Overall Survival (%)
100
80
60
40
20
0
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30

Presentation exclusively for purposes of evaluating the landscape for ivonescimab

AK112-201 includes 10 mg/kg dosing (53%) and 20 mg/kg dosing (47%) of ivonescimab

	AK112-201 Cohort 2 (EGFR+) ivonescimab + chemo Phase II, N=19
mOS	22.5m [10.4 – NE]
12m OS	74%

Relevant Phase III Studies Not Currently Approved in this Setting

	MARIPOSA-2[4] amivantamab + chemo; randomized Phase III, N=131	KEYNOTE-789[5] pembrolizumab + chemo; randomized Phase III, N=245	KEYNOTE-789[5] placebo + chemo; randomized Phase III, N=247
mOS	NR	15.9m [13.7 – 18.8]	14.7m [12.7 – 17.1]
12m OS	NR	62%	59%

mOS: median Overall Survival, OS: Overall Survival, chemo: chemotherapy, m: month, NR: not reached, NE: not established, TRAEs: Treatment Related Adverse Events

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Ivonescimab is an investigational therapy that is not approved by any regulatory authority.
It is currently being investigated in Phase III clinical studies.
Data generated and analyzed by Akeso.

1. Akeso Press Release, January 7, 2024
2. Data on File 9. Summit Therapeutics Inc.
3. Zhang L, et al., ASCO 2023 poster #9087
4. Passaro A, et al. *Ann Onc.* 2023.
5. Yang, Oral LBA9000, ASCO 2023

Summit therapeutics

Ivonescimab Phase II Safety Data in Key NSCLC Settings Ivonescimab Demonstrated a Tolerable Safety Profile DCO: 10/10/2023 Number (%) Grade >3 TRAE 28 (44.4) TRAE leading to discontinuation of ivonescimab 7 (11.1) TRAE leading to death 0 Number (%) Grade >3 TRAE 7 (36.8) TRAE leading to discontinuation of ivonescimab 0 TRAE leading to death 0 Data generated based on Akeso sponsored studies. Ivonescimab is an investigational therapy that is not approved by any regulatory authority. It is currently being investigated in Phase III clinical studies. Top Treatment-Emergent Adverse Events All TEAE 62 (98.4) Anemia 39 (61.9) Neutropenia 28 (44.4) Leukopenia 26 (41.3) Top Treatment-Emergent Adverse Events All TEAE 19 (100.0) Anemia 13 (68.4) Neutropenia 12 (63.2) ALT increased 12 (63.2) 1L Squamous Ivonescimab + Chemotherapy (n=63) 2L+ EGFRm Ivonescimab + Chemotherapy (n=19) 1. Data on File 4. Summit Therapeutics Inc. Summit Proprietary Information - Do Not Copy, Photograph or Distribute Barclays 26th Annual Global Healthcare Conference, March 2024 15

Ivonescimab Opportunity

There are 50+ Approved Indications for PD-(L)1 & VEGF Therapies

There are no **PD-1/VEGF bispecific antibodies** approved or in Phase III in Summit's license territories



Glioblastoma
Merkel Cell Carcinoma
Basel Cell Carcinoma
Nasopharyngeal Carcinoma
Head & Neck Squamous Cell Cancer
Esophageal Cancer
Thyroid Cancer
Classic Hodgkin Lymphoma
Primary Mediastinal Large B-Cell Lymphoma
Malignant Pleural Mesothelioma
Alveolar Soft Part Sarcoma
Triple-Negative Breast Cancer
Small Cell Lung Cancer
Non-Small Cell Lung Cancer
NSCLC (Non-Squamous)
Pericardial Mesothelioma
Peritoneal Mesothelioma
TMB-H Cholangiocarcinoma
Gastroesophageal Junction Cancer
Hepatocellular Carcinoma
Gastric Cancer
TMB-H Gallbladder Cancer
MSI-H or dMMR Gastric Cancer
Biliary Tract Carcinoma
Pancreatic Cancer
TMB-H Gastric Cancer
Renal Cell Carcinoma
TMB-H Melanoma
Melanoma
Primary Peritoneal Cancer
TMB-H Colorectal Cancer
Colorectal Cancer
MSI-H or dMMR Colorectal Cancer
Cutaneous Squamous Cell Cancer
Urothelial Carcinoma
Endometrial Carcinoma
Epithelial Ovarian
Fallopian Tube
Ovarian Cancer
MSI-H or dMMR Endometrial Carcinoma
Cervical Cancer
Testicular Mesothelioma

Approved Anti PD-(L)1 & Anti-VEGF Therapies

Approved Anti PD-(L)1 Therapies

Approved Anti-VEGF Therapies

Data from cancer.gov updated 2023

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Focusing On High Unmet Needs – Near Term



~600,000[1]

Lung Cancer Patients in the US, Europe 5*, Japan

HARMONi™ | HARMONi™-3

~40k
Potential Patients to Help Treat[2]

~80k
Potential Patients to Help Treat[3]

* UK, Germany, France, Italy, Spain

1 American Cancer Society: www.cancer.org/cancer/types/lung-cancer/about/key-statistics.html (Accessed Jan 2024); World Health Organization: International Agency for Research on Cancer, Globocan data by country (UK, Spain, France, Italy, Germany); Japan National Cancer Registry.; **2** Represents 2L+ EGFRm patients in above jurisdictions; ~14k patients in US; Sources: American Cancer Society; Zhang, et al; Oncotarget (2016); Uhlig, et al. JAMA Netw Open (2019); Ganti, et al. JAMA Oncol (2021); Japan National Cancer Registry; Decision Resources Group; AZ Epidemiology Data (June 2022).; **3** Represents 1L SQ-NSCLC patients in above jurisdictions; ~30k patients in US; Sources: Sekine I, et al. Cancer Sci (2020); Uhlig, et al. JAMA Netw Open (2019); Ganti et al. JAMA Oncol. (2021); Decision Resources Group; AZ Epidemiology Data (June 2022).

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Barclays 26th Annual Global Healthcare Conference, March 2024

Summit therapeutics

Ivonescimab: Expected 2024 Key Catalysts

Ivonescimab Phase III Trials – Expected 2024 Short-Term Catalysts Ivonescimab is an investigational therapy that is not approved by any regulatory authority. It is currently being investigated in Phase III clinical studies. CDE: Centre for Drug Evaluation *NDA Filing by Akeso with the CDE for Marketing Approval in China, 2023 Head-to-Head vs. Pembrolizumab Same Subset Patient Population 20 Summit Proprietary Information - Do Not Copy, Photograph or Distribute Barclays 26th Annual Global Healthcare Conference, March 2024 AK112-301 CDE Decision Expected* & Topline Data AK112-303 Interim Analysis Randomized Phase III Trial vs. Pembrolizumab Last Patient In H1 H2

Q&A